Exhibit 99.1

OptimizeRx to Present at Noble Capital Markets’ 13th Annual Investor Conference on January 30, 2017

ROCHESTER, Mich., January 11, 2017 -- OptimizeRx Corp. (OTCQB: OPRX), a health technology software company whose premier content-delivery platform enables pharmaceutical companies to offer doctors valuable brand messaging information and patient support right at point of prescribe, has been invited to present at the NobleCon13 - Noble Capital Markets’ 13th Annual Investor Conference being held on January 30-31, 2017 at the Boca Raton Resort & Club in Boca Raton, Florida.

OptimizeRx CEO William Febbo is scheduled to present on Monday, January 30 at 2:30 p.m. Eastern time, with one-on-one meetings held throughout the day.

He will discuss the company’s recent ROI outcomes data for its client’s programs and the rebranding from their dominant one product, financial messaging, to multiple services in and around point-of-care, including brand messaging and brand support. He will also provide an update on its partnership with WPP, the largest marketing services company in the world, and the OptimizeRx vision in leading the next generation of electronic health record (EHR) communication solutions to the market.

A high-definition, video webcast of OptimizeRx’s presentation will be available at: http://noble.mediasite.com/mediasite/Play/4ee7ee409e1c4b3c82028790942d56601d and available for replay at Noble Financial websites: www.noblecapitalmarkets.com, or www.nobleconference.com, or at OptimizeRx’s website in the Investors section at www.optimizerx.com.

For more information about the conference or to schedule a one-on-one meeting with OptimizeRx management, please contact your Noble Capital Markets representative.

About Noble Capital Markets, Inc.

Noble Capital Markets, established in 1984, is an equity-research driven, full-service, investment & merchant banking boutique focused on the healthcare, media & entertainment, technology and natural resources sectors. The company has offices in Boca Raton, New York and Boston. In addition to NobleCon - the annual multi-sector investor conference and the Media, Finance & Investor Conference, produced in partnership with the National Association of Broadcasters (NAB) and held each spring in Las Vegas, throughout the year Noble hosts numerous “non-deal” corporate road shows across the United States and Canada. Members: FINRA, SIPC, MSRB. www.noblecapitalmarkets.com.

About OptimizeRx Corp
Based in Rochester, MI, OptimizeRx Corporation (OTCQB:OPRX) is a health technology software company that is revolutionizing the point of care experience through technology to improve clinical decisions and outcomes. OptimizeRx’s unique platform help patients better afford and comply with their medicines and healthcare products, while offering pharmaceutical and healthcare companies effective ways to expand awareness, access and adherence to their medications.

The company’s core product replaces drug samples with electronic trial vouchers and copay financial message savings that are electronically added to an e-Prescription and sent electronically to the pharmacy and is integrated within leading electronic health record (EHR) platforms in the country, including Allscripts, Quest Diagnostics, Practice Fusion, DrFirst, New Crop and other EHRs to reach over 300,000 healthcare providers. In turn, OptimizeRx promotes patient savings and support from the world’s largest pharmaceutical companies, including Pfizer, Lilly, Novartis, AstraZeneca and many others.For more information, please go to www.optimizerxcorp.com.

Important Cautions Regarding Forward Looking Statements
This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended and such section 21E of the Securities Act of 1934, amended. These forward-looking statements should not be used to make an investment decision. The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

Company Contact:

OptimizeRx

Doug Baker, CFO

dbaker@optimizerx.com

248-651-6568 x807

Investor Relations Contact:

CMA

Ron Both, Senior Managing Partner

oprx@cma.team

949-432-7557

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